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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                                November 21, 2003
                Date of Report (Date of earliest event reported)

                                LNB Bancorp, Inc.
             (Exact Name of Registrant as Specified in its Charter)

          Ohio                          000-13203                34-1406303
(State or Other Jurisdiction      (Commission File Number)     (IRS Employer
    of Incorporation)                                        Identification No.)

       457 Broadway, Lorain, Ohio                                   44052
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's Telephone Number, including Area Code:  (440) 244-6000

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibits

         The following exhibit is furnished herewith:

         Exhibit No.           Description of Exhibit
         -----------           ----------------------

         99                    Press Release of LNB Bancorp, Inc.

ITEM 9. REGULATION FD DISCLOSURE

         On November 21, 2003, LNB Bancorp, Inc. issued the press release furnished as Exhibit 99 to this Current Report on Form 8-K.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 21, 2003
                                                LNB Bancorp, Inc.


                                          By:   /s/ Terry M. White
                                                ------------------
                                                Executive Vice President and
                                                Chief Financial Officer



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EXHIBIT INDEX

99       Press Release of LNB Bancorp, Inc.